SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.     )

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Cirrus Logic, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement if other than the Registrant)

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*** Exercise Your Right to Vote ***

Important Notice Regarding the Availability of Proxy Materials for the

Stockholder Meeting to Be Held on July 26, 2016.

CIRRUS LOGIC, INC.

CIRRUS LOGIC, INC.

800 WEST SIXTH STREET

AUSTIN, TX 78701

Meeting Information

Meeting Type:	Annual Meeting

For holders as of:	May 27, 2016

Date: July 26, 2016	Time: 11:00 AM Central Daylight Time

Location:	Meeting live via the Internet-please visit
www.virtualshareholdermeeting.com/CRUS2016

The company will be hosting the meeting live via the Internet this year. To attend the meeting via the Internet please visit www.virtualshareholdermeeting.com/CRUS2016 and be sure to have the information that is printed in the box marked by the arrow (located on the following page).

You are receiving this communication because you hold shares in the company named above.

This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com or easily request a paper copy (see reverse side).

We encourage you to access and review all the important information contained in the proxy materials before voting.

See the reverse side of this notice to obtain proxy materials and voting instructions.

— Before You Vote — How to Access the Proxy Materials
Proxy Materials Available to VIEW or RECEIVE:
COMBINED FORM 10-K AND PROXY STATEMENT
How to View Online:
Have the information that is printed in the box marked by the arrow (located on the following page) and visit: www.proxyvote.com.
How to Request and Receive a PAPER or E-MAIL Copy:
If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request:
1) BY INTERNET:	www.proxyvote.com
2) BY TELEPHONE:	1-800-579-1639
3) BY E-MAIL*:	sendmaterial@proxyvote.com

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Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before July 12, 2016 to facilitate timely delivery.

— How To Vote —
Please Choose One of the Following Voting Methods
Vote By Internet:
Before The Meeting:
Go to www.proxyvote.com. Have the information that is printed in the box marked by the arrow (located on the following page) available and follow the instructions.
During The Meeting:
Go to www.virtualshareholdermeeting.com/CRUS2016. Have the information that is printed in the box marked by the arrow (located on the following page) available and follow the instructions.
Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a proxy card.
Vote By Phone: You can vote by phone by following the instructions within the proxy materials.

Voting Items

The Board of Directors recommends you vote FOR the following nominees:

1.	Election of Directors
Nominees:
	01)	John C. Carter
	02)	Alexander M. Davern
	03)	Timothy R. Dehne
	04)	Christine King
	05)	Jason P. Rhode
	06)	Alan R. Schuele
	07)	William D. Sherman
	08)	David J. Tupman

The Board of Directors recommends you vote FOR the following proposals:

2.	Ratification of the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending March 25, 2017.

3.	Advisory vote to approve compensation of the Company’s named executive officers.

4.	Approval of material terms of the amended 2007 Management and Key Individual Contributor Incentive Plan to comply with the requirements of Section 162(m) of the Internal Revenue Code.